May 23, 2000


Dear Shareholder:

We are pleased to present your March 31, 2000, semi-annual shareholder's report for the Bailard, Biehl & Kaiser International Bond Fund. It includes a review of the Fund's performance and our outlook for the months ahead.

PERFORMANCE AND MARKET REVIEW

For the six months ended March 31, 2000, the Bailard Biehl & Kaiser International Bond Fund returned -1.55%.(2) This return is in line with global bond market environment and very competitive with other international bond funds.

International bond yields have been moving in tandem with U.S. bond yields. After rising for most of last year, international bond yields fell in the first quarter. Despite signs of stronger growth, rising inflation pressure and tighter monetary policy, international bond yields were pulled lower by U.S. yields. A growing budget surplus and a contraction in the supply of new government bond issuance has supported U.S. bond prices. In addition, bond investors believe that the Fed will ultimately be successful in slowing the booming economy and maintain control over inflation. Volatility in the global equity markets has also helped to lure more money into bonds as investors have begun to re-appreciate the merits of diversification.

International bond returns have been a mixed bag with dollar-bloc countries continuing to dominate returns. In the first quarter, after posting small negative returns in the fourth quarter of last year, Canada and Australia experienced local currency returns of 3.5%. Over the last six months, local returns have ranged from 4.69% in the UK to 0.34% in Japan. European returns averaged around 1.25%.(1)

Currency fluctuations as always had a significant impact on dollar returns. During the last six months, the Euro continued to slide, falling about 10% and turning a positive local bond return into an 8.5% loss. Japanese bond returns benefited from a stronger yen and rose 4.2% in dollar terms.(1)

In the Fund we have been underweight Euro denominated bonds, overweight in the dollar bloc countries and have been holding a portion of the fund in U.S. short-term paper. The Fund has also had a hedged bias, which has helped to mute the weakness in the Euro. Unfortunately, we have also been underweight Japanese bonds, which had the highest dollar return over the last six months. As mentioned above, almost all of the return came from the stronger yen. With yields of less than 2% we find Japanese bonds to be unattractive and do not want to have to rely on continued strength in the yen to enhance returns.

MARKET OUTLOOK

International bond yields should continue to take their cue from the U.S. bond market. If the U.S. economy slows and/or stock prices decline significantly, the Fed will move to the sidelines and bond prices will rally. However, given the ongoing strength in the U.S. economy and growing inflation pressure, the Fed is likely to remain restrictive in the near term. With the global economic recovery in full swing, it will be difficult for bonds to rally much in the near term. Ultimately, the Fed will be successful in slowing the economy and yields will fall from generally attractive levels.

In addition to bond appreciation, international bonds are likely to benefit from weakness in the dollar. At some point, European officials have to abandon their policy of benign neglect and attempt to stabilize the Euro. In addition, given the large trade deficit and growing dependence on foreign capital, anything that shakes foreign investor confidence should lead to weakness in the dollar, and increase the attractiveness of foreign bonds. A slowing in economic activity or a drop in stock prices have historically been the catalysts for international bond outperformance.

CONCLUSION

We continue to see international bonds as playing a valuable role in diversified portfolios. International bonds remain an excellent portfolio diversifier in periods of U.S. economic or stock market stress. With stock market volatility and uncertainty on the rise, we may be entering just such a period.

We appreciate the opportunity to manage your international bond investments and look forward to continued success. If you have any questions, please call us at
(800) 882-8383.

Sincerely,


Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1) The performance data quoted represents past performance and is no indication of future results.

(2) Total returns for investment periods ended March 31, 2000: 3 months: -0.13%; 6 months: -1.55%; 12 months: -3.16%; 5 years: 5.36% annualized; since inception (10/1/90): 5.12% annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Bond Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                      Country of      Par Value
                                        Origin     (Local Currency)     Value
                                      ----------    --------------   -----------
FIXED INCOME SECURITIES (90.7%)

AUSTRALIAN DOLLAR  (0.9%)
  KFW International Finance, Inc.
      9.125%  07/26/05                Australia         1,000,000    $   658,038
                                                                     -----------
BRITISH POUND (10.1%)
  Glaxo Wellcome Plc
      8.750%  12/01/05              United Kingdom        800,000      1,393,087

  National Westminster Bank
      7.875%  09/09/15              United Kingdom      1,000,000      1,763,556

  Quebec Province
      8.625%  11/04/11                 Canada             350,000        639,333

  Republic of Austria
      9.000%  07/22/04                 Austria            850,000      1,460,859

  Tesco Plc
      7.500%  07/30/07              United Kingdom        300,000        497,835

  UK Treasury Bill
      8.500%  12/07/05              United Kingdom      1,000,000      1,794,234
                                                                     -----------
Total British Pound                                                    7,548,904
                                                                     -----------
CANADIAN DOLLAR  (5.3%)
  Government of Canada
      7.250%  06/01/07                 Canada           1,500,000      1,106,454

  Government of Canada
      6.000%  06/01/08                 Canada           2,300,000      1,587,567

  Kingdom of Sweden
      8.000%   05/12/03                Sweden             600,000        431,121

  Province of British Columbia
      7.750% 06/16/03                  Canada           1,150,000        826,538
                                                                     -----------
Total Canadian Dollar                                                  3,951,680
                                                                     -----------

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                      Country of      Par Value
                                        Origin     (Local Currency)     Value
                                      ----------    --------------   -----------
DANISH KRONER (3.6%)
  Kingdom of Denmark
      7.000%  12/15/04                 Denmark          5,000,000    $   685,946

  Kingdom of Denmark
      8.000%  03/15/06                 Denmark         10,300,000      1,493,801

  Kingdom of Denmark
      9.000%  11/15/00                 Denmark          3,750,000        494,409
                                                                     -----------
Total Danish Kroner                                                    2,674,156
                                                                     -----------
EURO (44.3%)
  Euro
      4.000%  04/27/09                 Germany          1,350,000      1,142,275

  Federal Republic of Germany
      6.000%  06/20/16                 Germany          4,422,584      4,543,444

  Government of France
      7.750%  04/12/00                 France           1,173,857      1,123,612

  Government of France (T Bill)
      4.500%  07/12/03                 France           1,600,714      1,522,380

  Government of France
      6.750%  10/25/03                 France           1,295,816      1,320,564

  Government of France (O.A.T.)
      5.500% 10/25/07                  France           1,372,041      1,338,298

  Government of France (O.A.T.)
      5.250% 04/25/08                  France           5,000,000      4,792,586

  Government of Netherlands
      8.500% 03/15/01                Netherlands        3,900,000      3,875,215

  Republic of Finland
      8.750%  10/17/01                 Finland          1,980,000      2,009,092

  Republic of Germany
      6.500%  10/14/05                 Germany          4,300,000      4,401,051

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                      Country of      Par Value
                                        Origin     (Local Currency)     Value
                                      ----------    --------------   -----------
  EURO - (CONTINUED)
  Republic of Italy
      4.500%  07/01/01                  Italy           2,200,000    $ 2,108,864

  Republic of Italy
      8.750%  07/01/06                  Italy           2,000,000      2,265,040

  Republic of Italy
      7.250%  11/01/26                  Italy           2,500,000      2,829,553
                                                                     -----------
Total Euro                                                            33,271,974
                                                                     -----------
GERMAN MARK (2.1%)
  European Investment Bank
      7.500%  11/04/02              Multi-National      1,022,584      1,041,233

  LKB Baden Wurttemburg
      6.625% 08/20/03                  Germany          1,100,000        564,175
                                                                     -----------
Total German Mark                                                      1,605,408
                                                                     -----------
GREEK DRACHMAS (1.3%)
  Republic of Hellenic
      8.600%  03/26/08                 Greece         300,000,000        984,749
                                                                     -----------
ITALIAN LIRA (2.4%)
  Abbey National Treasury
    Services Plc
      6.000%  08/08/02              United Kingdom  3,600,000,000      1,817,807
                                                                     -----------
JAPANESE YEN (11.4%)
  Asian Development Bank
      3.125%  06/29/05                  Japan         250,000,000      2,672,956

  KFW International Finance, Inc.
      1.000% 12/20/04                   Japan         240,000,000      2,334,691

  Kingdom of Spain
      4.625% 07/22/04                   Spain          55,000,000        619,117

  International Bank For
    Reconstruction & Development
      4.750%  12/20/04              Multi National    113,000,000      1,287,683

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                      Country of      Par Value
                                        Origin     (Local Currency)     Value
                                      ----------    --------------   -----------
  JAPANESE YEN - (CONTINUED)
  Japan Development Bank
      6.500%  09/20/01                  Japan         158,000,000    $ 1,679,040
                                                                     -----------
Total Japanese Yen                                                     8,593,487
                                                                     -----------
NEW ZEALAND DOLLAR (1.7%)
  International Bank For
    Reconstruction & Development
      7.250%  04/09/01              Multi-National      1,250,000        621,185

  International Bank For
    Reconstruction & Development
      7.250%  05/27/03              Multi-National      1,400,000        690,339
                                                                     -----------
Total New Zealand Dollar                                               1,311,524
                                                                     -----------
NORWEGIAN KRONER (1.2%)
  Kingdom of Norway
      5.750%  11/30/04                  Norway          7,500,000        870,491
                                                                     -----------
SWEDISH KRONA (3.8%)
  Kingdom of Sweden
      10.250%  05/05/00                 Sweden          2,600,000        301,682

  Kingdom of Sweden
      6.500%  10/25/06                  Sweden         10,000,000      1,228,924

  Spintab AB
      7.500%  06/04/04                  Sweden         11,000,000      1,341,961
                                                                     -----------
Total Swedish Krona                                                    2,872,567
                                                                     -----------
SWISS FRANC (0.5%)
  Inter-American Development Bank
      7.250% 01/21/02               Multi-National        600,000        382,330
                                                                     -----------
UNITED STATES DOLLARS (2.1%)
  Federal National Mortgage
    Association
      6.000%  05/15/08              United States       1,200,000      1,114,265

  Federal Home Loan Mortgage Corp.
      7.000%  03/15/10              United States         500,000        493,645
                                                                     -----------
Total United States Dollars                                            1,607,910
                                                                     -----------

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                      Par Value
                                                   (Local Currency)     Value
                                                    --------------   -----------
TOTAL FIXED INCOME SECURITIES (90.7%)
  (IDENTIFIED COST $72,904,172)                                      $68,151,025
                                                                     -----------
SHORT-TERM INVESTMENTS (2.5%)
  Mexican Cetes TBill
       0.00% 01/25/01
  (Identified Cost $1,871,642)          Mexico         20,000,000      1,907,122
                                                                     -----------
TOTAL INVESTMENTS (93.2%)
  (IDENTIFIED COST $75,775,814)                                       70,058,147

OTHER ASSETS LESS LIABILITIES (6.8%)                                   5,057,051
                                                                     -----------
NET ASSETS 100.0%                                                    $75,115,198
                                                                     ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $75,775,814)                                    $ 70,058,147
Cash                                                                  2,935,019
Unrealized gain on forward currency contracts
  (Note 5)                                                              253,850
Receivables:
  Interest and recoverable foreign taxes receivable                   1,976,555
Prepaid expenses                                                         16,486
                                                                   ------------

  Total assets                                                       75,240,057
                                                                   ------------
LIABILITIES

Payables:
  Advisory fees (Note 3)                             $    46,931
  Fund shares repurchased                                 20,000         66,931
                                                     -----------
Accrued expenses                                                         57,928
                                                                   ------------

  Total liabilities                                                     124,859
                                                                   ------------

Net assets (equivalent to $7.48 per share of no
  par value capital stock, representing the
  offering and redemption price for 10,036,047
  shares outstanding, 100,000,000 shares
  authorized)                                                      $ 75,115,198
                                                                   ============

Net assets consist of:
  Capital paid in                                                  $ 95,679,990
  Accumulated net investment loss                                      (466,685)
  Accumulated net realized loss on investments
    and foreign currency transactions                               (14,557,097)
  Unrealized appreciation (depreciation):
    Investments                                      $(5,717,667)
    Foreign currency                                     176,657     (5,541,010)
                                                     -----------   ------------

                                                                   $ 75,115,198
                                                                   ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Interest (inclusive of foreign taxes
    recovered of $17,956)                                           $ 1,929,585

EXPENSES
  Advisory fees (See Note 3)                            $ 290,972
  Custodian fees                                           60,767
  Audit and legal fees                                     32,308
  Transfer agent fees                                      19,050
  Administrative fees                                      16,324
  Director fees and expenses (See Note 3)                  12,071
  Registration expense                                      4,368
  Insurance expense                                         1,326
  Miscellaneous expenses                                   10,820
                                                        ---------
    Total expenses                                                      448,006
                                                                    -----------

    Net investment income                                             1,481,579
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized loss on investments                                     (411,549)
  Net unrealized loss on investments                                 (4,119,405)
                                                                    -----------

    Net loss on investments                                          (4,530,954)
                                                                    -----------
  Net realized gain on foreign currency                               1,111,939
  Net unrealized gain on foreign currency
    and foreign currency denominated assets
    and liabilities                                                     775,378
                                                                    -----------

    Net gain on foreign currency                                      1,887,317
                                                                    -----------

    Net loss on investments and foreign currency                     (2,643,637)
                                                                    -----------

  Net decrease in net assets resulting from operations              $(1,162,058)
                                                                    ===========

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                             For the Six Months Ended   For the Year Ended
                                                                  March 31, 2000        September 30, 1999
                                                                  --------------        ------------------
                                                                    (Unaudited)
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income                                            $  1,481,579            $  2,420,853
  Net realized gain (loss) on investments                              (411,549)              1,154,631
  Net unrealized loss on investments                                 (4,119,405)             (4,040,080)
  Net realized gain (loss) on foreign currency                        1,111,939                (217,507)
  Net unrealized gain on foreign currency and
    foreign currency denominated assets and liabilities                 775,378                 363,589
                                                                   ------------            ------------
  Net decrease resulting from operations                             (1,162,058)               (318,514)
                                                                   ------------            ------------
Distributions to shareholders:
  From net investment income                                         (2,538,220)               (619,641)
                                                                   ------------            ------------
  Total distributions                                                (2,538,220)               (619,641)
                                                                   ------------            ------------
Fund share transactions:
  Proceeds from shares sold                                           6,172,002              28,939,379
  Net asset value of shares issued on
    reinvestment of distributions                                       405,598                 479,578
  Cost of shares redeemed                                            (6,952,862)             (4,318,428)
                                                                   ------------            ------------
  Net increase (decrease) resulting from
     Fund share transactions                                           (375,262)             25,100,529
                                                                   ------------            ------------
  Net increase (decrease)                                            (4,075,540)             24,162,374

NET ASSETS
  Beginning of period                                                79,190,738              55,028,364
                                                                   ------------            ------------
  End of period (including accumulated net investment
    income (loss) of $(466,685) and $589,956, respectively)        $ 75,115,198            $ 79,190,738
                                                                   ============            ============
NUMBER OF FUND SHARES
  Sold                                                                  816,244               3,692,507
  Issued on reinvestment of distributions                                51,996                  59,828
  Redeemed                                                             (925,853)               (543,571)
                                                                   ------------            ------------
  Net increase (decrease)                                               (57,613)              3,208,764
                                                                   ============            ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                           For the Six
                                           Months Ended                  For the Year Ended September 30,
                                          March 31, 2000  -------------------------------------------------------
                                           (Unaudited)    1999(1)     1998(1)     1997(1)      1996       1995(1)
                                           -----------    -------     -------     -------      ----       -------
Net Asset Value, Beginning of Period         $  7.85      $  7.99     $  8.20     $  8.38     $  8.78     $  8.02
                                             -------      -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income                         0.15         0.34        0.25        0.42        0.59        0.47
  Net Realized/Unrealized Gain (Loss) on
    Securities and Foreign Currency            (0.27)       (0.39)       0.40        0.04        0.16        0.86
                                             -------      -------     -------     -------     -------     -------
Total from Investment Operations               (0.12)       (0.05)       0.65        0.46        0.75        1.33
                                             -------      -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
  Net Investment Income                        (0.25)       (0.09)      (0.86)      (0.17)      (0.45)      (0.45)
  For Tax Purposes in Excess of Book
    Net Investment Income                         --           --          --       (0.47)      (0.70)      (0.12)
  Capital Gain                                    --           --          --          --          --          --
                                             -------      -------     -------     -------     -------     -------
Total Distributions                            (0.25)       (0.09)      (0.86)      (0.64)      (1.15)      (0.57)
                                             -------      -------     -------     -------     -------     -------
Net Asset Value, End of Period               $  7.48      $  7.85     $  7.99     $  8.20     $  8.38     $  8.78
                                             =======      =======     =======     =======     =======     =======
TOTAL RETURN                                   (1.55%)(2)   (0.65%)      8.75%       5.75%       9.32%      17.33%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, End of Year (000's)            $75,115      $79,191     $55,028     $51,903     $65,381     $64,640

  Ratio of Expenses to Average Net Assets
    Before Expenses Paid Indirectly             1.16%(3)     1.26%       1.33%       1.35%       1.22%       1.16%
    After Expenses Paid Indirectly              1.16%(3)     1.26%       1.26%       1.35%       1.22%       1.16%

  Ratio of Net Investment Income to
    Average Net Assets                          3.82%(3)     4.03%       4.63%       4.72%       5.41%       5.66%

  Portfolio Turnover Rate                         20%(2)       31%         40%         33%         61%        179%

----------
1. Net investment income per share has been computed before adjustments for book/tax differences. "Distributions for Tax Purposes in Excess of Net Investment Income" represents amounts paid from foreign currency gains reclassified to net investment income under the Internal Revenue Code.
2.   Not Annualized.
3.   Annualized.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

SECURITY VALUATION
Investments in securities traded on an exchange or quoted on the over-the-counter market are valued at the last transaction price reported on the principal exchange or market on which the issue is traded, or, if no transaction occurred during the day, at the mean between the current closing bid and asked prices, except U.S. Government obligations which in all cases are stated at the mean between the current closing bid and asked price, as last reported by a pricing service approved by the Board of Directors.

When market quotations are not readily available, or when restricted securities or other assets are being valued, such assets are valued at fair value as determined in good faith by or under procedures established by the Board of Directors. Short-term investments denominated in U.S. dollars that will mature in 60 days or less are stated at amortized cost; such investments denominated in foreign currencies are stated at amortized cost as determined in the foreign currency and translated to U.S. dollars at the current day's exchange rate.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in a foreign currency the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTEST OF FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

At September 30, 1999, the Fund had a capital loss carryforward of approximately $15,257,486, which may be carried forward through the fiscal year ending September 30, 2003. The Fund does not intend to make any capital gains distributions until the capital loss carryforwards have been extinguished.

At the end of each year, capital paid in, accumulated net investment loss and accumulated net realized loss on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment loss and accumulated net realized loss on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the six months ended March 31, 2000, purchases and sales of investment securities other than short-term investments aggregated $15,008,424 and $14,033,593, respectively. There were no purchases and sales of U.S. Government obligations during the six months ended March 31, 2000.

NOTE 3 - MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services. Under the agreement, the Advisor receives a fee, payable monthly, at the annual rate of 0.75% of the average net assets of the Fund. Advisory fees paid on shares of the Fund owned are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the total rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred for such meetings.

As approved by the Board of Directors, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the six months ended March 31, 2000.

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) on March 31, 2000, based on a cost of $75,775,814 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                           $  1,362,982
     Gross unrealized depreciation                             (7,080,649)
                                                             ------------
     Net unrealized depreciation                             $ (5,717,667)
                                                             ============

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2000 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as unrealized gain on forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at March 31, 2000 are as follows:

                                                                Unrealized
      Currency                  Currency          Delivery     Appreciation/
     Receivable                Deliverable          Date      (Depreciation)
     ----------                -----------        --------    --------------
     $1,238,903      SEK        10,439,000        04/19/00       $ 28,830
        562,852      GRD       185,910,000        04/25/00         32,003
        488,727      NOK         3,908,250        04/25/00         25,460
      1,979,370      JPY       212,228,000        05/16/00       (106,095)
      1,064,212      JPY       114,190,000        05/16/00        (57,879)
        237,551      JPY        26,000,000        05/16/00        (17,939)
      1,136,257      JPY       121,000,000        05/16/00        (52,753)
        535,789      AUD           850,000        05/17/00         19,145
      9,163,975      EUR         9,245,800        05/17/00        288,392
        993,074      GBP           622,312        05/17/00           (97)
        387,694      NZD           796,020        05/17/00         (8,077)
      1,191,681      EUR         1,203,767        05/18/00         36,033
        699,985      DKK         5,304,000        05/31/00         15,670
        988,563      SEK         8,548,500        05/31/00         (5,087)
        465,195      NZD           951,475        06/07/00         (7,847)
      4,937,828      EUR         5,127,814        06/12/00          6,307
      4,719,837      EUR         4,818,766        06/20/00         82,963
      2,763,329      GBP         1,752,270        06/20/00        (33,557)
      1,064,019      CAD         1,558,000        06/22/00        (11,678)
        850,259      DKK         6,488,156        06/23/00         12,137
                                                                 --------
                                                                 $245,931
                                                                 ========
      Currency
       Payable
      ---------
      1,992,081      MXN        19,370,000        05/08/00          7,919
                                                                 --------
                            Net Unrealized    Appreciation       $253,850
                                                                 ========

BAILARD, BIEHL & KAISER
INTERNATIONAL BOND FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                CURRENCY LEGEND:

     AUD - Australian Dollar                       JPY - Japanese Yen
     CAD - Canadian Dollar                         MNX - Mexican Peso
     DKK - Danish Kroner                           NOK - Norwegian Kroner
     EUR - Euro                                    NZD - New Zealand Dollar
     GBP - British Sterling                        SEK - Swedish Krona
     GRD - Greek Drachma

May 23, 2000


Dear Shareholder,

We are pleased to present the Bailard Biehl & Kaiser International Equity Fund semi-annual shareholders' report for the six months ended March 31, 2000.

FUND PERFORMANCE AND MARKET OVERVIEW

The past six months have been an exciting if rather turbulent time for the world's equity markets, as stock prices surged at the end of 1999 then faltered during the first quarter of this year. Overall, the advance has earned Bailard Biehl & Kaiser International Equity Fund shareholders a 24.66% return from September 30, 1999 through March 31, 2000(1).

As the millennium drew to a close, shares in technology, media, and telecommunications (collectively "TMT") companies led exchanges around the world to record highs. The feared Y2K-related disruptions didn't happen; instead the new year saw faster than expected economic growth and rising inflationary pressures. Two interest rate hikes each by the U.S. Federal Reserve and the European Central Bank contributed to an atmosphere of nervousness and an extremely volatile first quarter for equities. In January and February, investors continued to favor TMT shares to the exclusion of nearly everything else, but in March these same shares tumbled, as skittish investors rotated out of precipitously priced new economy sectors into the neglected old economy. In the end, the activity left most markets only slightly above where they began the year. U.S. dollar strength, particularly versus the Euro, further eroded returns from overseas.

Markets showed a very wide disparity in returns over the six months, with the top-performers (Finland, Russia, and Turkey) doubling in value and the laggards (Belgium, Austria, Greece, and the Philippines) suffering double-digit losses. Among developed markets, the winners were Scandinavian and large Euroland markets, as well as Canada; smaller European and Pacific Rim markets were the losers. Among emerging markets, Eastern European and large Latin American markets finished at the top, while smaller Asian markets slid toward the bottom ranks.

EUROPE

Europe as a whole benefited from an improving economic picture, with healthy reflation, stronger GDP growth, and a pickup in industrial production. Corporate profits were also on the rise. The single currency continued its steady slide, however, reaching parity with the dollar at the end of 1999 and weakening still further in 2000. Despite the Euro's weakness, Germany (up 32.5%) and France (up 24.4%) both managed six-month U.S. dollar returns that outpaced the 17.6% seen in the U.S.(2)

Finland and Sweden were the standouts among all developed markets, due in large part to outsize gains by wireless telecom giants Nokia and Ericsson. The German market reacted positively to the government's announcement late last year that it would abandon a tax on corporate asset sales, setting the stage for companies to unwind their large networks of cross-shareholdings. In Belgium, banks and insurance companies dragged down the market on concerns about their ability to compete in a rapidly consolidating Europe-wide financial sector. Switzerland, dominated by old-economy financial and pharmaceutical firms, was out of favor for most of the period.

Our country selection in Europe was on the money, with overweights in the Nordic countries and underweights in Switzerland and the U.K. adding the most value. Stock selection in the region was mixed. In Finland, the Fund was penalized for holding names other than Nokia. France was negative while Germany and Spain were positive.

JAPAN AND ASIA

After surprisingly vigorous GDP growth in the first half of 1999, the Japanese economy shrank during the third and fourth quarters, putting the country technically back into recession. Industrial production numbers, however, generally more reliable than the oft revised GDP numbers, continue to indicate recovery, and the yen has remained strong. Aided by the resilient currency, Japan's 16.2%(2) U.S. dollar return was respectable if not spectacular. Just as most everywhere else, the market was led by technology and telecom shares, with high sensitivity to daily movements in the NASDAQ index.

Elsewhere in Asia, countries with a heavy high-tech emphasis did the best. Hong Kong was the top-performing developed market in the region, helped by strong economic growth numbers and China's agreement with the World Trade Organization. Korea's market added to an already incredible run-up, cheered by sizzling GDP growth and optimism over restructuring efforts of the big CHAEBOL. Taiwanese stocks advanced despite increased tensions with China following the election in Taiwan of a pro-independence presidential candidate.

Where there was no compelling TMT story, bad news and old problems hit markets hard. The Philippines was virtually abandoned by foreign investors in the wake of a stock scandal that raised doubts about the fairness and transparency of the stock exchange. In Indonesia, political tensions and religious violence contributed to currency volatility and stock market weakness. In Thailand, stocks were sold off this year by investors impatient for quicker action in dealing with the country's bad debts, which now stand at around 40% of total lending in the financial system.

Stock selection overwhelmed country selection in Asia. While overexposure to Japan and India hurt the Fund somewhat, and an emphasis on Hong Kong, Korea and Taiwan helped, the overall effect of country selection was neutral. On the other hand, stock picks in Japan and Hong Kong alone added 2 1/2 % to active return, thanks to successful bets on certain electronics, wireless telecom, and software companies.

AMERICAS

A booming U.S. economy and higher commodity prices helped lift the larger markets of North and South America. The TMT theme also played well in Canada, as telecom heavyweights BCE and Nortel Networks benefited from expanding global demand for wireless services. Rising oil prices and an investment-grade debt rating from Moody's boosted the Mexican market, while better than expected economic results helped Brazil.

Country selection in the region was modestly beneficial, while stock selection in Canada was positive thanks to successful bets on the big telecom highfliers.

EMERGING EUROPE

This volatile region was home to the world's top- and bottom- performing markets: Russia and Turkey continued to climb at a blistering pace, despite weakening currencies, but investors in Greece had a very unrewarding six months.

Russian stocks rose on the continued upturn in oil prices and on signs of greater political stability under the Putin presidency. Turkey's market cheered the government's progress on its reform and privatization programs as well as the country's potential membership in the European Union. The Polish market also performed well, led higher by the country's burgeoning software industry. Greek stocks, already overvalued, received no good news to stop the selling.

Turkey was a big source of added value for the Fund, thanks to an overweight position and favorable stock selection. Delay in re-entering the Russian market was an opportunity cost, as the Fund waited until fundamental risk indicators improved.

MARKET OUTLOOK AND INVESTMENT STRATEGY

The worldwide selloff in TMT stocks that began in March has continued through April, bringing nearly every market down. The dollar has grown still stronger. Yet as global economic recovery continues and the pace of corporate restructuring accelerates, international stocks remain very attractive on the basis of valuation and earnings potential.

Looking forward, we favor smaller markets in Europe, preferring Finland, Sweden, Portugal, Spain and Italy over the core markets of Germany, France, Switzerland and the Netherlands. In Asia, Korea and Hong Kong remain the most attractive markets. Japan, on the other hand, has fallen in our rankings from very attractive to neutral.

We appreciate your continued support of the Bailard Biehl & Kaiser International Equity Fund. As always, if you have any questions concerning the Fund, please do not hesitate to call us at 1-800-882-8383.

Sincerely,


Peter M. Hill                           Burnie E. Sparks, Jr., CFA
Chairman                                President

----------
(1) Total returns for investment periods ended March 31, 2000: 3 months: 0.26%; 6 months: 24.66%; 12 months: 31.73%; 5 years: 12.65% annualized; 10 years: 6.76%
annualized. These figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. These figures also reflect the deduction of an assumed 1% annual investment management fee (0.25% quarterly) payable by clients of Bailard, Biehl & Kaiser through 9/30/93. Actual fees varied during this period. As of 10/1/93, the Fund charged a management fee of 0.95%. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser International Equity Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) Index return data is based on the respective Morgan Stanley Capital International (US$) indices for developed market countries and ING Barings (US$) indices for emerging market countries. The performance data quoted represents past performance and is no indication of future results.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
        EQUITY SECURITIES  (98.0%)

I.      ARGENTINA (0.6%)
        Banco De Galicia y Buenos Aires ADR                 5,300   $    107,325
        Banco De Galicia y Buenos Aires (Local)            46,650        236,622
        Perez Companc SA ADR                               38,000        152,449
        Siderar SA A Shares                                59,900        251,693
        Telecom Argentina                                   7,800        271,050
                                                                    ------------
        Total Argentina                                                1,019,139
                                                                    ------------
II.     AUSTRALIA (0.9%)
        Australia & New Zealand Bank                       10,000         63,128
        Broken Hill Proprietary Ltd.                       15,000        162,451
        Colonial Ltd.                                      49,000        225,184
        Commonwealth Bank of Australia                      4,600         62,936
        Fairfax (John) Holdings Ltd.                       23,545         85,036
        Jupiters Ltd.                                      80,000        125,285
      * Pasminco Ltd.                                     100,000         60,700
        Qantas Airways Ltd.                                68,000        141,989
        Telstra Corporation                                55,000        253,726
        The News Corporation Ltd.                          23,268        325,127
        Woodside Petroleum                                 15,000         90,140
                                                                    ------------
        Total Australia                                                1,595,702
                                                                    ------------
III.    BRAZIL (2.3%)
        Banco Bradesco SA                                  30,600        252,165
      * Banco Estado de Sao Paulo                           3,700        149,060
        Brasileira Distribuicao Pao de Acucar               7,800        278,850
        Centrais Electricas Pf'd. B ADR                    16,000        154,500
        CIA Paranaense de Energia Copel                    16,530        139,724
        CIA Vale Do Rio Doce                                7,100        193,919
        Companhia Cervejaria Brahma Spns'd ADR              2,600         42,250
      * Electropaulo Metropolitana                          1,900        142,200
        Gerdau S.A. Pfd.                                    2,200         57,364
      * Globo Cabo SA                                       6,700        125,625
        Itaubanco Pfd.                                      3,100        275,358
        Lojas Americanas SA                                30,600        150,808
        Petrobras Spns'd ADR                               17,800        485,050
        Tele Centro Sul Participacoes                       1,000         81,000
        Tele Norte Leste Participacoes                     20,100        535,163
      * Telebras Holders Pfd ADR                            6,200        928,063
      * Telebras Spns'd. ADR                                5,500            216
        Unibanco Holdings                                   6,700        212,725
                                                                    ------------
        Total Brazil                                                   4,204,040
                                                                    ------------
IV.     CANADA (2.5%)
        Aliant Inc.                                         6,019        161,690
        BCE Inc.                                            6,000        752,625
        Bombardier Inc. Class B                             8,000        200,854
      * Canadian Natural Resources                          5,000        132,250
        Imperial Oil Ltd.                                   6,000        125,625

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000 (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
        CANADA - CONTINUED
        National Bank of Canada Montreal                   18,000   $    263,466
        Nortel Networks Corp.                              17,000      2,142,000
        Quebecor Inc. Class B                              10,000        261,744
        Seagram  Ltd.                                       4,500        266,876
        Toronto Dominion Bank                              10,000        266,875
                                                                    ------------
        Total Canada                                                   4,574,005
                                                                    ------------
V.      DENMARK (0.8%)
        Den Danske Bank AF                                  2,810        294,345
        Novo-Nordisk AS                                     2,048        276,383
        Tele Denmark As Class B                             7,452        670,445
      * Vestas Wind Systems                                   425        154,585
                                                                    ------------
        Total Denmark                                                  1,395,758
                                                                    ------------
VI.     FINLAND (5.1%)
        Enso Oy                                            30,000        328,695
        Nokia Class A ADR                                  33,300      7,234,425
        Sonera OYJ                                         17,000      1,159,858
        UPM-Kymmene Oy                                     15,000        423,428
                                                                    ------------
        Total Finland                                                  9,146,406
                                                                    ------------
VII.    FRANCE (10.3%)
        Alcatel                                             7,500      1,645,629
        Aventis SA                                          7,000        383,143
        AXA SA                                              5,400        765,270
        Banque Nationale De Paris                          18,490      1,459,679
        Banque Nationale De Paris Wts. (Ex. 7/15/02)        3,900         27,392
        Canal Plus                                          4,000        880,348
        Eura France                                           661        300,443
        France Telecom SA                                  23,000      3,961,566
        Havas Advertising                                   3,000      1,621,946
        L'Oreal                                               800        516,726
        Peugeot SA                                          3,510        759,070
        Sanofi Synthelabo                                  24,000        915,179
        Scor                                                6,000        281,731
        Societe Nationale Elf Aquitaine                    10,480      1,875,294
      * Stmicroelectronics                                  4,000        734,899
        TV Francaise                                        2,500      1,842,033
        Vivendi                                             5,000        576,532
                                                                    ------------
        Total France                                                  18,546,880
                                                                    ------------
VIII.   GERMANY (6.2%)
        Alliance AG                                         5,029      2,047,612
        BASF AG                                            23,500      1,115,363
        Daimlerchrysler AG                                 17,200      1,125,774
        Depfa Deutsche Pfandbriefban                        5,000        478,450

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
        GERMANY - CONTINUED
        Deutsche Bank AG                                   14,000   $    930,394
        Deutsche Telekom AG                                35,000      2,819,984
        Marscholleck & Lauten Nonvtg. Pfd.                  1,590        943,312
        Marscholleck & Lautenschager                        1,000        392,329
        Siemens AG                                          9,500      1,368,128
                                                                    ------------
        Total Germany                                                 11,221,346
                                                                    ------------
IX.     HONG KONG / CHINA (6.3%)
        Cathay Pacific Airways                            310,000        465,806
        Cheung Kong Holdings                              147,000      2,199,384
      * China Telecom Ltd. Class H                        230,000      2,023,374
        Dao Heng Bank                                     100,000        437,937
        Giordano International Ltd.                       600,000        728,183
        Gold Peak Ind. Wts (Ex. 08/06/00)                  29,800            337
        HSBC Holdings Plc                                  14,400        168,291
        Hutchison Whampoa                                  45,000        811,982
        Legend Holders Ltd.                             1,264,000      1,972,337
        Shangri La Asia                                   540,000        606,820
        South China Morning Post                          400,000        385,282
        Sun Hung Kai Properties                           100,000        876,517
        Swire Pacific                                     120,000        617,993
                                                                    ------------
        Total Hong Kong / China                                       11,294,243
                                                                    ------------
X.      HUNGARY (0.2%)
        Matav Rt. Regd Shs                                  7,860         69,004
        Matav Rt. ADR                                       1,400         62,475
        OTP Bank Ltd.                                         525         28,315
        OTP Bank Ltd. Spons GDR 144A**                      1,500         81,000
        Pick Szeged Ord.                                    1,280         54,977
        Richter Gedeon Vegyeszeti                           1,000         65,750
        Tiszai Vegyi Kombinat Rt                            5,000         91,680
                                                                    ------------
        Total Hungary                                                    453,201
                                                                    ------------
XI.     INDIA (1.0%)
        Gujarat Amjua Cements GDR  144A**                  34,000        161,500
        ICICI Ltd. 144A**                                   9,800        222,950
        India Tobacco Ltd. GDR 144A**                       4,700         91,063
      * Infosys Technologies Spn'd ADR                      1,950        376,350
      * Mahanagar Tel Spons GDR 144A**                     18,780        267,615
        Ranbaxy Labs Ltd. GDR  144A**                      15,900        339,465
        State Bank of India GDR 144A**                      7,000         68,775
        Videsh Sanchar Nigam GDR 144A**                     5,750        153,956
                                                                    ------------
        Total India                                                    1,681,674
                                                                    ------------
XII.    INDONESIA (0.3%)
        Indosat ADR                                         3,000         51,563
      * PT HM Sampoerna                                   155,000        257,992
        PT Telekomunikasi                                 600,000        291,281
                                                                    ------------
        Total Indonsia                                                   600,836
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
XIII.   IRELAND (0.2%)
        Bank of Ireland                                    20,000   $    141,621
        CRH Plc                                             7,000        125,593
        Eircom Plc                                         15,000         66,600
        Smurfit (Jefferson) Plc                            30,000         70,332
                                                                    ------------
        Total Ireland                                                    404,146
                                                                    ------------
XIV.    ISRAEL (0.6%)
        Bank Hapoalim                                      50,700        161,490
      * DSP Group Inc. ADR                                  4,800        316,800
      * Elbit Computers Ltd.ADR                            16,900        219,700
      * Gilat Satellite Networks Ltd. ADR                   2,800        328,300
      * Nice Systems Ltd. Sponsored ADR                     1,500        106,875
                                                                    ------------
        Total Israel                                                   1,133,165
                                                                    ------------
XV.     ITALY (3.4%)
      * Acea SpA                                           30,000        541,988
        Arnoldo Mondadori Editore                          20,000        510,028
        Autostrade Concession Auto A Shares                50,000        361,708
        ENI SpA                                            80,000        400,367
        Fiat SpA                                            8,000        210,901
        Instituto Nazionale delle Assicurazioni SpA        10,528        291,952
        Mediolanum SpA                                     43,000        759,980
        Sanpaolo Imi                                       50,000        684,662
        Telecom Italia Mobile SpA                          75,500        926,193
        Telecom Italia SpA                                 55,000        821,020
        Telecom Italia SpA Non Conv                        99,139        675,447
                                                                    ------------
        Total Italy                                                    6,184,246
                                                                    ------------
XVI.    JAPAN (20.1%)
        Bank of Tokyo-Mitsubishi                          130,000      1,859,406
        Daiwa House Ind Co.                                85,000        582,606
        Daiwa Securities Group Inc.                       155,000      2,916,687
      * Don Quijote Co. Ltd.                                3,300        569,493
        Fast Retailing Co. Ltd.                             3,000      1,320,626
      * Hikari Tsushin, Inc.                                1,000        768,293
        Homac Corp.                                        36,750        809,779
        Honda Motor Co.                                    42,000      1,736,265
        House Food Corporation                             32,000        474,236
        Kojima Co. Ltd.                                    16,000        460,976
        Konami Co.                                         26,000      1,774,484
        Kyocera Corp.                                      10,000      1,673,085
        Murata Mfg.                                         8,000      1,946,083
        Nintendo Co.                                        5,000        879,930
        Nippon Television Network                           1,200        847,657
      * NTT Mobile Communications Network Inc.                100      4,104,714
        Ricoh Co.                                          60,000      1,286,989
        Sankyo Co. Ltd.                                    60,000      1,512,212
        Shin-Etsu Chemical Co.                             30,000      1,822,259
        Sony Corp.                                         21,000      2,979,087
        Taisho Pharmaceutical                              23,000        793,838
        Takefuji Corp.                                      8,500        911,617
        Tokai Bank                                        180,000      1,088,090
        Tomy Co. Ltd.                                      13,500        591,759
        Toyota Motor Corp.                                 48,000      2,513,138
                                                                    ------------
        Total Japan                                                   36,223,309
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
XVII.   MALAYSIA (0.7%)
        Genting Berhad                                     48,000   $    199,579
        Malayan Banking Berhad                             71,000        312,026
        Public Bank Berhad                                 80,000        106,316
        Resorts World Berhad                               15,000         49,737
        Telekom Malaysia                                   60,000        246,316
        Tenaga Nasional                                    81,000        272,842
                                                                    ------------
        Total Malaysia                                                 1,186,816
                                                                    ------------
XVIII.  MEXICO (1.0%)
      * Carso Global Telecom                               78,904        242,723
      * Cemex Spns'd. ADR                                   4,480        101,360
        Formento Economico Mexica-UBD                      21,900         98,398
      * Grupo Financiero Banamex                           25,000        114,481
      * Grupo Televisa GDR  144A**                          4,550        309,400
        Telefonos de Mexico Series L ADR                   14,300        958,100
                                                                    ------------
        Total Mexico                                                   1,824,462
                                                                    ------------
XIX.    NETHERLANDS (5.1%)
        ABN Amro Holdings                                  33,000        735,445
      * ASM Lithography                                     4,500        502,516
        Axxicon Group NV                                   24,300        372,043
        DSM NV                                             11,000        397,563
        Fortis (NL) NV                                     20,000        511,942
        Getronics NV                                        4,000        305,825
        ING Groep NV                                       25,050      1,356,722
        Koninklijke KPN NV                                  8,500        973,191
        Koninklijke Philips Electronic NV                   9,000      1,512,285
        OCE - Van Der Grinten NV                           11,000        149,468
        Royal Dutch Petroleum                              37,000      2,160,077
        Vendex KBB NV                                      15,000        246,880
                                                                    ------------
        Total Netherlands                                              9,223,957
                                                                    ------------
XX.     NEW ZEALAND (0.7%)
        Fletcher Challenge Buildings                      200,000        216,561
      * Sky Network Television Ltd.                       120,000        309,941
        Telecom Corp of New Zealand                       153,500        694,578
                                                                    ------------
        Total New Zealand                                              1,221,080
                                                                    ------------
XXI.    NORWAY (0.2%)
        Christiania Bank                                   40,000        207,603
        Norsk Hydro AS                                      6,000        227,154
                                                                    ------------
        Total Norway                                                     434,757
                                                                    ------------
XXII.   POLAND (0.3%)
      * Budimex                                            20,000        183,073
        Debica SA Class A                                   1,000          9,323
        KGHM Polska Midez SA                               30,000        227,388
        Telekomunikacja Polska SA                          20,000        189,853
                                                                    ------------
        Total Poland                                                     609,637
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
XXIII.  RUSSIA (0.5%)
      * AO Mosenergo                                       36,000   $    229,500
      * Lukoil Oil Co.                                      4,500        285,750
        RAO Unified Energy System                          11,000        218,625
      * Vimpel Communications                               3,300        139,631
                                                                    ------------
        Total Russia                                                     873,506
                                                                    ------------
XXIV.   SINGAPORE (1.0%)
        DBS Group Holdings Ltd.                            20,424        269,852
        DBS Land Ord.                                      98,000        127,764
        Keppel Land Ltd.                                   65,000        152,762
        Omni Industries Ltd.                               95,000        223,268
        Robinson & Co.                                     63,000        176,790
        Singapore Airlines Ltd. (Fgn. Reg'd.)              40,000        374,160
        Singapore Press Holdings (Fgn. Reg'd)               7,000        111,722
        United Overseas Bank                               42,240        259,293
        United Overseas Land Wts. (Ex. 5/28/01)            10,000          1,111
        Venture Manufacturing                              12,000        164,864
                                                                    ------------
        Total Singapore                                                1,861,586
                                                                    ------------
XXV.    SOUTH AFRICA (0.7%)
        Anglo-American Corp.                                5,100        235,481
        Anglogold Ltd.                                      2,000         95,646
        Billiton Plc                                       30,000        141,176
        Impala Platinum Holdings Ltd.                       4,000        138,732
        Imperial Holdings Ltd.
        Rembrandt Group Ltd.                               30,000        265,852
        Sappi Ltd.                                          9,000         69,580
        Sasol Ltd.                                         20,000        124,675
        Standard Bank Invest Corp.                         55,000        226,891
                                                                    ------------
        Total South Africa                                             1,298,033
                                                                    ------------
XXVI.   SOUTH KOREA (2.2%)
      * Cheil Jedang Corp.                                  2,880        189,438
        Hankook Tire Co. Ltd.                              41,200         86,482
      * Hankuk Electric Glass Co.                           4,200        114,381
      * Hyundai Electronics Industrial                     16,680        371,254
      * Hyundai Motor                                      20,000        242,479
      * Korea Telecom Corp.                                 3,000        266,003
      * Korean Air                                         12,600        119,701
      * Medison Ltd.                                       30,000        389,505
      * Pohang Iron & Steel                                 4,260        422,801
        Samsung Electronics                                 4,000      1,212,395
      * SK Corp.                                           12,437        286,943
      * SK Telecom                                             90        293,146
                                                                    ------------
        Total South Korea                                              3,994,528
                                                                    ------------
XXVII.  SPAIN (2.0%)
        Aceralia SA                                        18,000        214,441
        Banco Bilboa Vizcaya                               81,666      1,200,326
        Repsol SA                                          21,000        460,374
        Telefonica de Espana SA                            53,749      1,357,816
        Union Electrica Fenosa                             20,000        410,701
                                                                    ------------
        Total Spain                                                    3,643,658
                                                                    ------------

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
XXVIII. SWEDEN (4.4%)
        Electrolux AB Series B Free                        30,000   $    567,708
        Ericsson (L M) Telecom Co. ADR                     19,300      1,810,581
        Ericsson (L M) Telecom Series B Free               35,800      3,144,931
        Hennes & Mauritz B Free                            13,000        361,111
      * Netcom Systems AB B                                 7,100        612,211
        Sandvik AB Series B                                10,000        259,259
        Skandia Forsakrings AB                             10,000        473,380
        SKF AB                                             12,000        266,667
        Svenska Handelsbanken Series A                     15,600        192,292
        Volvo AB Class B Free                              11,150        300,689
                                                                    ------------
        Total Sweden                                                   7,988,829
                                                                    ------------
XXIX.   SWITZERLAND (0.6%)
        Abb Ltd.                                            1,000        114,873
        Credit Suisse Group                                 1,400        278,703
      * Kudelski AS                                            30        374,391
        Roche Holdings Genusscheine                            30        325,856
                                                                    ------------
        Total Switzerland                                              1,093,823
                                                                    ------------
XXX.    TAIWAN (0.5%)
      * Taiwan Semiconductor                               50,000        336,839
      * United Microelectronics Corp.                      60,000        232,665
      * Via Technologies, Inc.                             25,000        373,809
                                                                    ------------
        Total Taiwan                                                     943,313
                                                                    ------------
XXXI.   THAILAND (0.3%)
        Ban Pu Coal (Fgn. Reg'd)                           60,000         38,482
        Delta Electric Public Co.                          12,000        151,706
      * Hana Microelectron                                 20,000        178,789
      * National Petro Chemical                            75,000         79,344
                                                                    ------------
        Total Thailand                                                   448,321
                                                                    ------------
XXXII.  TURKEY (1.5%)
      * Eregli Demir Ve Celik                           3,640,000        166,873
        Finansbank                                     81,375,000        587,221
        Hurriyet Gazette                               13,500,000        303,718
      * Lio Yag Sanayi Ve Ticaret                       7,896,000        122,003
      * Turkiye Garanti Bankasi                        33,584,000        427,676
      * Vestel Electronik Sanayai                       2,815,000        943,989
        Yapi Kredi Bank                                 5,463,188        146,099
                                                                    ------------
        Total Turkey                                                   2,697,579
                                                                    ------------
XXXIII. UNITED KINGDOM (15.5%)
        Allied Domeq Plc.                                 170,000        894,285
        Astrazeneca Group Plc                              35,000      1,417,663
        Barclays Bank                                      90,000      2,386,250
        BP Amoco Plc                                      140,000      1,280,866
        BP Amoco Plc ADR                                   10,000        530,625
        British Aerospace                                  42,879        242,153
        British Sky Broadcasting Group Plc                 30,000        794,459
        British Telecom.                                   70,000      1,312,134
        Cadbury Schweppes Plc                             115,000        772,823
        Compass Group Plc                                  75,000        978,717

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY COUNTRY
MARCH 31, 2000
(UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

                                                        Shares         Value
                                                      -----------   ------------
      UNITED KINGDOM - CONTINUED
      GKN Plc                                              60,000   $    748,036
      Hilton Group Plc                                    200,000        930,858
      Kingfisher Plc                                       70,000        575,106
      National Grid Group Plc                              70,000        639,875
      Norwich Union Plc                                   110,000        737,906
               *  Orange Plc                               45,000      1,847,329
      Pearson Plc                                          32,000      1,113,392
      Powergen Plc                                        100,000        585,076
      Psion Plc                                               700         46,477
      Reuters Group Plc                                    35,000        710,228
      Rolls-Royce                                         300,000        972,734
      Royal Bank of Scotland Group                         60,000        883,477
      Sage Group                                          100,000      1,122,294
      Smithkline Beecham Plc                               80,000      1,056,727
      Vodafone Group Plc                                  827,133      4,598,546
      WPP Group                                            40,000        703,208
                                                                    ------------
      Total United Kingdom                                            27,881,244
                                                                    ------------

                                                       Par Value       Value
                                                      -----------   ------------
      FIXED INCOME SECURITIES  (0.0%)

      British Aerospace
             7.450%  11/30/03                         $    13,542   $     21,171
                                                                    ------------
      TOTAL INVESTMENTS  (98.0%)
      (IDENTIFIED COST $136,301,779)                                 176,924,396

      OTHER ASSETS LESS LIABILITIES (2.0%)                             3,576,489
                                                                    ------------
      NET ASSETS (100.0%)                                           $180,500,885
                                                                    ============

----------
*    Non-income producing security.
** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On March 31, 2000, these securities were valued at $1,695,724 or 0.94% of Net Assets.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS BY INDUSTRY
MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

                                                                     Percent of
Industry                                                             Net Assets
--------                                                             ----------
Aerospace                                                                0.6%
Airline                                                                  0.7
Appliances and Household Products                                        3.6
Automobile                                                               4.1
Banking                                                                 10.5
Beverages and Tobacco                                                    1.2
Building Materials & Components                                          0.4
Broadcasting and Publishing                                              4.0
Business Services                                                        4.1
Chemicals                                                                2.2
Construction and Housing                                                 0.5
Data Products                                                            2.0
Electrical and Electronics                                              10.4
Electronic Components                                                    5.0
Energy                                                                   5.1
Finance/Financial Services                                               4.1
Food and Housing Products                                                0.5
Health                                                                   4.2
Industrial Components                                                    0.2
Insurance                                                                3.4
Leisure                                                                  0.9
Machinery                                                                0.7
Merchandising                                                            2.8
Muli-Industry                                                            1.7
Other Industries                                                         0.4
Paper                                                                    0.6
Real Estate                                                              1.9
Recreation                                                               0.9
Steel                                                                    0.8
Telecommunications                                                      18.8
Utilities                                                                1.7
Total Investments                                                       98.0
Other Assets less Liabilities                                            2.0
                                                                       -----
NET ASSETS                                                             100.0%
                                                                       =====

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2000
(UNAUDITED)
--------------------------------------------------------------------------------

ASSETS

Investments, at value
  (Identified cost $136,301,779)                                  $ 176,924,396
Foreign currency, at value
  (Identified cost $294,091)                                            299,224
Cash                                                                  5,329,989
Receivables:
  Dividend, interest and recoverable
    foreign taxes receivable                     $     538,762
  Fund shares sold                                     262,000          800,762
                                                 -------------
Prepaid expenses                                                         11,340
                                                                  -------------

  Total assets                                                      183,365,711
                                                                  -------------
LIABILITIES

Payables:
  Portfolio securities purchased                     2,460,121
  Advisory fees (Note 3)                               156,492
  Unrealized loss on forward currency
    contracts (Note 5)                                 102,333
  Fund shares repurchased                               20,000        2,738,946
                                                 -------------
Accrued expenses                                                        125,880
                                                                  -------------

  Total liabilities                                                   2,864,826
                                                                  -------------
Net assets (equivalent to $7.86 per share
  of $.0001 par value capital stock,
  representing the offering and redemption
  price for 22,973,689 shares outstanding,
  100,000,000 shares authorized)                                  $ 180,500,885
                                                                  =============

Net assets consist of:
  Capital paid in                                                 $ 127,973,335
  Accumulated net investment loss                                      (551,021)
  Accumulated net realized gain on investments
    and foreign currency transactions                                12,573,693
  Unrealized appreciation (depreciation) on:
    Investments                                  $  40,622,617
    Foreign currency                                  (117,739)      40,504,878
                                                 -------------    -------------

                                                                  $ 180,500,885
                                                                  =============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH31,2000
(UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $98,809)             $    741,590
  Interest                                                               58,732
                                                                   ------------

     Total income                                                       800,322
                                                                   ------------
EXPENSES
  Advisory fees (See note 3)                        $    780,414
  Custodian fees                                         243,142
  Audit and legal fees                                    38,872
  Transfer agent fees                                     16,679
  Administrative fees (See Note 3)                        16,265
  Director fees and expenses (See Note 3)                  9,432
  Insurance expense                                        2,927
  Registration expense                                     2,876
  Report to shareholders                                   2,170
  Miscellaneous expenses                                  14,946
                                                    ------------
     Total expenses                                                   1,127,723
                                                                   ------------

     Net investment loss                                               (327,401)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY

  Net realized gain on investments                                   12,962,624
  Net unrealized appreciation on investments                         22,496,267
                                                                   ------------

     Net gain on investments                                         35,458,891
                                                                   ------------
  Net realized loss on foreign currency                                (339,562)
  Net unrealized depreciation on foreign currency
     and foreign currency denominated assets and
     liabilities                                                        (36,067)
                                                                   ------------

     Net loss on foreign currency                                      (375,629)
                                                                   ------------

     Net gain on investments and foreign currency                    35,083,262
                                                                   ------------

  Net increase in net assets resulting from operations             $ 34,755,861
                                                                   ============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                      For the Six Months Ended   For the Year Ended
                                                           March 31, 2000        September 30, 1999
                                                           --------------        ------------------
                                                             (Unaudited)
INCREASE (DECREASE) IN NET ASSETS

Operations:
  Net investment income (loss)                              $    (327,401)          $     441,744
  Net realized gain on investments                             12,962,624              13,815,115
  Net unrealized gain on investments                           22,496,267              13,252,766
  Net realized loss on foreign currency                          (339,562)               (303,129)
  Net unrealized gain (loss) on foreign currency and
    foreign currency denominated assets and liabilities           (36,067)                360,749
                                                            -------------           -------------

  Net increase resulting from operations                       34,755,861              27,567,245
                                                            -------------           -------------
Distributions to shareholders:
  From net investment income                                     (369,422)             (1,091,609)
  From net realized gain                                      (13,278,658)             (8,369,002)
                                                            -------------           -------------

  Total distributions                                         (13,648,080)             (9,460,611)
                                                            -------------           -------------
Fund share transactions:
  Proceeds from shares sold                                    20,936,102              29,963,681
  Net asset value of shares issued on
    reinvestment of distributions                              11,379,052               7,833,513
  Cost of shares redeemed                                     (12,394,066)            (24,728,906)
                                                            -------------           -------------

  Net increase resulting from Fund share transactions          19,921,088              13,068,288
                                                            -------------           -------------
  Net increase                                                 41,028,869              31,174,922

NET ASSETS
  Beginning of period                                         139,472,016             108,297,094
                                                            -------------           -------------
  End of period (including accumulated net investment
    income (loss) of $(551,021) and
    $145,802, respectively)                                 $ 180,500,885           $ 139,472,016
                                                            =============           =============
NUMBER OF FUND SHARES
  Sold                                                          2,767,318               4,475,867
  Issued on reinvestment of distributions                       1,587,037               1,261,435
  Redeemed                                                     (1,628,095)             (3,786,693)
                                                            -------------           -------------

  Net increase                                                  2,726,260               1,950,609
                                                            =============           =============

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share outstanding throughout the period:

                                           For the Six                  For the Year Ended September 30,
                                           Months ended    --------------------------------------------------------
                                          March 31, 2000      1999      1998         1997         1996       1995
                                          --------------      ----      ----         ----         ----       ----
                                            (Unaudited)
Net Asset Value, Beginning of Period       $   6.89        $   5.92    $   6.91    $   6.05    $   6.00    $   6.10
                                           --------        --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS:

  Net Investment Income                       (0.01)           0.02(3)     0.09(3)     0.04(3)     0.05        0.06(1)

  Net Realized/Unrealized Gain (Loss) on
  Securities and Foreign Currency              1.65            1.47       (0.81)       1.23        0.37        0.06(2)
                                           --------        --------    --------    --------    --------    --------
Total from Investment Operations               1.64            1.49       (0.72)       1.27        0.42        0.12
                                           --------        --------    --------    --------    --------    --------
LESS DISTRIBUTIONS:

  Net Investment Income                       (0.02)          (0.06)      (0.13)      (0.05)      (0.06)         --
  Net Realized Gain                           (0.65)          (0.46)      (0.14)      (0.36)      (0.31)      (0.22)
                                           --------        --------    --------    --------    --------    --------
Total Distributions                           (0.67)          (0.52)      (0.27)      (0.41)      (0.37)      (0.22)
                                           --------        --------    --------    --------    --------    --------
Net Asset Value, End of Period             $   7.86        $   6.89    $   5.92    $   6.91    $   6.05    $   6.00
                                           ========        ========    ========    ========    ========    ========

TOTAL RETURN                                  24.66%(4)       26.13%     -10.61%      22.22%       7.33%       2.13%

RATIOS/SUPPLEMENTAL DATA:

  Net Assets, End of Period (000's)        $180,501        $139,472    $108,297    $139,220    $100,382    $108,210

  Ratio of Expenses to Average Net Assets:
  Before Expenses Paid Indirectly              1.37%(5)        1.49%       1.44%       1.44%       1.54%       1.53%
  After Expenses Paid Indirectly               1.37%(5)        1.49%       1.41%       1.44%       1.54%       1.53%

  Ratio of Net Investment Income to
  Average Net Assets                          (0.40%)(5)       0.37%       0.49%       0.79%       0.78%       0.97%

Portfolio Turnover Rate                          64%(4)          85%         78%         67%        103%        174%

----------
1.   Calculated based on the average shares outstanding during the period.
2. The amount shown for each share outstanding may not accord with the change in the aggregate gains and losses in the portfolio securities during the period because of the timing of purchases and redemptions of shares in relation to the fluctuating market value of the portfolio.
3. Net investment income per share has been computed before adjustments for book/tax differences.
4.   Not Annualized.
5.   Annualized.

                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. (the "Group"), which was organized as a Maryland corporation in June 1990 and is an open-end management investment company registered under the Investment Company Act of 1940. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION
Each listed investment security is valued at the closing price thereof reported by the principal securities exchange on which the issue is traded, or if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or in the absence of such prices, as determined in good faith by, or under procedures determined by, the Board of Directors of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

FOREIGN CURRENCY
Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. The impact of fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
In connection with purchases and sales of securities denominated in a foreign currency, the Fund may enter into forward foreign exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency denominated assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included in unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 1 - CONTINUED

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code ("Code") applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. It is also the Fund's intention to make distributions in amounts sufficient to avoid imposition of excise tax under the Code. Therefore, no provision is made for Federal income or excise taxes.

At the end of each year, capital paid in, accumulated net investment loss and accumulated net realized gain on investments will be adjusted for permanent book-tax differences. Reclassifications between accumulated net investment loss and accumulated net realized gain on investments arise principally from differing book and tax treatments for foreign currency transactions.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER
Investment security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividend. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund uses the identified cost method for determining realized gain or loss on investments. Certain expenses of the Group are allocated between the series of the Group in such manner as the Directors deem appropriate.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

For the period ended March 31, 2000, purchases and sales of securities, other than short-term investments, aggregated $107,107,728 and $102,387,372, respectively. There were no purchases or sales of U.S. Government obligations.

NOTE 3 - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an Investment Management Agreement with Bailard, Biehl & Kaiser, Inc. (the "Advisor") for investment advisory services, under which the Advisor receives a fee, payable monthly, at the annual rate of 0.95% of the average net assets of the Fund. Advisory fees paid on shares of the Fund are taken into account in the computation of fees payable under individual advisory agreements for advisory clients of the Advisor.

Each outside director is compensated by the Group at the rate of $8,000 per year plus $1,333 for each meeting of the Board of Directors attended and travel expenses incurred in attending such meetings.

As approved by the Board of Directors, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. There were no such credits during the period ended March 31, 2000.

BAILARD, BIEHL & KAISER
INTERNATIONAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) - (CONTINUED)
--------------------------------------------------------------------------------

NOTE 4 - TAX BASIS UNREALIZED APPRECIATION (DEPRECIATION)

Gross and net unrealized appreciation (depreciation) at March 31, 2000, based on a cost of $136,301,779 for federal income tax purposes, is as follows:

     Gross unrealized appreciation                            $ 48,220,356
     Gross unrealized depreciation                              (7,597,739)
                                                              ------------
     Net unrealized appreciation                              $ 40,622,617
                                                              ============

NOTE 5 - FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2000 the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as unrealized loss on forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at March 31, 2000 are as follows:

                                                             Unrealized
      Currency                 Currency        Delivery     Appreciation
     Receivable               Deliverable        Date      (Depreciation)
     ----------               -----------      --------    --------------
     $2,382,507      SEK       20,075,000      04/19/00      $  55,442
      1,800,000      JPY      197,172,000      05/23/00        (99,958)
                                                             ---------
                                                               (44,516)
                                                             =========
      Currency
       Payable
      ---------
      3,500,000      GBP        2,183,406      05/23/00        (57,817)
                                                             ---------
                             Net Unrealized Depreciation     $(102,333)
                                                             =========

     CURRENCY LEGEND:

     GBP - British Sterling
     JPY - Japanese Yen
     SEK - Swedish Krona